UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 17, 2003


                            FIRST SOUTH BANCORP, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                     0-22219                  56-1999749
-----------------------------          -------                  ----------
(State or Other Jurisdiction)         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)



             1311 Carolina Avenue, Washington, North Carolina 27889
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (252) 946-4178
               ---------------------------------------------------
               Registrant's telephone number, including area code:



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
----------------------------------------------------------------------------

     (a)  Not applicable
     (b)  Not applicable
     (c)  The following exhibit is filed herewith:

          EXHIBIT 99.1 - PRESS RELEASE DATED JULY 17, 2003


ITEM 9.   REGULATION FD DISCLOSURE
----------------------------------

On July 17, 2003, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended June 30, 2003 and the six months ended June 30, 2003. A copy of the press release dated July 17, 2003 is attached to this Report as an exhibit (Exhibit 99.1) and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST SOUTH BANCORP, INC.
                                        (Registrant)


Date:  July 18, 2003                    By: /s/ William L. Wall
                                            ----------------------------------
                                            William L. Wall
                                            Executive Vice President
                                            Chief Financial Officer and
                                            Secretary

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